UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2013

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HARVARD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (508) 893-8999

_______________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02 (c),(e)                     On October 16, 2013, Harvard Bioscience, Inc. (the “Company” or "Harvard Bioscience") issued a press release announcing that it has entered into an employment agreement with Robert E. Gagnon, 39, whereby Mr. Gagnon will initially serve as the Company’s Executive Vice President – Finance, and thereafter as Chief Financial Officer (“CFO”), following the departure of Thomas McNaughton, the Company’s current CFO,  which is anticipated to occur in connection with the planned spin-off by the Company of its subsidiary, Harvard Apparatus Regenerative Technology, Inc.  Mr. Gagnon’s employment will commence on October 23, 2013.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Immediately prior to joining the Company, Mr. Gagnon had been Chief Financial Officer at Xenetic Biosciences, Inc.  From August 2012 through February 2013, prior to joining Xenetic Biosciences, Inc., Mr. Gagnon was Chief Financial Officer of Clean Harbors, Inc. From 2005 until July, 2012, Mr. Gagnon served in various positions at Biogen Idec, a public pharmaceuticals company, including Vice President of Finance, Business Planning and Chief Accounting Officer, Corporate Controller and Senior Director.  Previously, Mr. Gagnon was a senior audit manager and certified public accountant at Deloitte & Touche and PricewaterhouseCoopers. Mr. Gagnon continues to be a Certified Public Accountant and also earned a M.B.A. from MIT Sloan School of Management and a B.A. in Accounting from Bentley College.

There is no arrangement or understanding between Mr. Gagnon and any other person pursuant to which he was selected as an officer of the Company and there are no family relationships between Mr. Gagnon and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Mr. Gagnon has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

As stated above, Mr. Gagnon entered into an Employment Agreement (the “Agreement”) with the Company, dated October 2, 2013, which provides for a term of one year, which such term shall automatically be extended for one additional year on each anniversary of the commencement date unless, not less than 90 days prior to each such date, either party shall have given written notice to the other that it does not wish to extend this Agreement.   In addition, the Agreement provides for an annual base salary of $290,000 (“Base Salary”).  Furthermore, Mr. Gagnon is eligible to receive cash incentive compensation on an annual basis of up to a fifty percent (50%) of his Base Salary upon meeting objectives as determined by the Board of Directors or the Compensation Committee, which may include earnings per share (on a pro-forma basis, as applicable), revenue growth, and cash flow as a percentage of EBITDA, each exclusive of one-time charges, and other discretionary factors.  Mr. Gagnon is also eligible to participate in other incentive compensation plans as the Board of Directors or Committee shall provide for the Company’s senior executive officers.

The Agreement further provides that if the Company terminates Mr. Gagnon’s employment without Cause (as defined in the Agreement), and subject to the terms of the Agreement,  the Company shall pay Mr. Gagnon an amount equal to 12 months of his Base Salary rate in equal installments over the period of one year from the date of termination in accordance with the Company’s payroll procedures and any stock options or other stock based grants which would otherwise vest within 12 months of the date of termination shall become fully vested or non-forfeitable. In the event that Mr. Gagnon is terminated within three months prior to, or twelve months after, a Change in Control as described in the Agreement, the Company shall pay Mr. Gagnon a single lump sum in cash equal to 12 months of his Base Salary. Additionally, in the event of such termination, all stock options and other stock-based awards granted to Mr. Gagnon shall immediately accelerate and become exercisable or non-forfeitable as of the date of the Change in Control.

In addition, the Agreement provides that following the spin-off by the Company of its subsidiary, Harvard Apparatus Regenerative Technology, Inc., the Company will grant an option to acquire 150,000 shares of common stock of the Company, which such option shall vest in four equal annual installments over four years after the grant date.  The Agreement further provides that if Executive terminates employment with the Company before this option is granted, under certain circumstances, as part of Executive’s severance package, he will receive a lump sum cash payment on the date of termination in an amount equal to the Black-Scholes (or similar option valuation methodology) value of the option.

The foregoing description of the principal terms of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On October 16, 2013, Harvard Bioscience, Inc., or HBIO, also issued a press release announcing the details of the planned distribution to HBIO’s shareholders of all of the common stock of Harvard Apparatus Regenerative Technology, Inc., or HART, HBIO’s wholly owned subsidiary.  The press release, which is attached as Exhibit 99.2, is incorporated herein by reference.

On October 11, 2013, the Board of Directors of HBIO approved the distribution to HBIO’s shareholders of all of the common stock of HART.   The distribution is expected to occur on November 1, 2013 to HBIO’s shareholders of record as of the close of business on October 21, 2013, the Record Date for the distribution. To effect the distribution, HBIO will distribute one share of HART common stock for every four shares of HBIO common stock outstanding as of the close of business on such Record Date. Fractional shares of HART will not be distributed and any HBIO shareholder entitled to receive a fractional share will instead receive a cash payment.

HBIO will be mailing to its shareholders an Information Statement that describes the details of the distribution and provides information as to the business and management of HART.  This Information Statement is incorporated by reference into this item.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
10.1	Employment Agreement, dated October 2, 2013, between Harvard Bioscience, Inc. and Robert E. Gagnon.
99.1	Press release of Harvard Bioscience, Inc. issued on October 16, 2013.
99.2	Press release of Harvard Bioscience, Inc. issued on October 16, 2013.
99.3
Preliminary Information Statement of Harvard Apparatus Regenerative Technology, Inc., dated October 11, 2013 (incorporated by reference to Exhibit 99.1 of Harvard Apparatus Regenerative Technology, Inc.’s Amendment No 2 to Form 10 Registration Statement, filed October 11, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.
(Registrant)

October 16, 2013	/s/ THOMAS MCNAUGHTON
(Date)	Thomas McNaughton
Chief Financial Officer & Principal Accounting Officer

HARVARD BIOSCIENCE, INC
CURRENT REPORT ON FORM 8-K
Report Dated October 2, 2013

EXHIBIT INDEX

Exhibit Number	Title
10.1	Employment Agreement, dated October 2, 2013, between Harvard Bioscience, Inc. and Robert E. Gagnon.
99.1	Press release of Harvard Bioscience, Inc. issued on October 16, 2013.
99.2	Press release of Harvard Bioscience, Inc. issued on October 16, 2013.
99.3
Preliminary Information Statement of Harvard Apparatus Regenerative Technology, Inc., dated October 11, 2013 (incorporated by reference to Exhibit 99.1 of Harvard Apparatus Regenerative Technology, Inc.’s Amendment No 2 to Form 10 Registration Statement, filed October 11, 2013).